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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) August 3, 2000
                                                      ----------------

                             ADMIRALTY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      0-24891                  65-0405207
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

              4400 PGA Boulevard
         Palm Beach Gardens, Florida                                 33410
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  (Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (561) 624-4701
                                                          ----------------

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Item 5.  Other events.

         The Registrant issued a press release on August 3, 2000 announcing its planned expansion into the Orlando, Florida market and an upcoming offering of its Class B common stock.

Item 7.  Exhibits.

         The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.       Description
         -----------       -----------
             99            Press release announcing the Registrant's planned
                           expansion into the Orlando, Florida market and an upcoming offering of its Class B common stock.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Admiralty Bancorp, Inc., has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         ADMIRALTY BANCORP, INC.
                                         --------------------------------
                                         (Registrant)


Dated: August 4, 2000                    By: /s/ WARD KELLOGG
                                            -----------------------------
                                             WARD KELLOGG
                                             President and
                                             Chief Executive Officer

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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

Exhibit No.       Description                                          Page No.
-----------       -----------                                          --------
    99            Press release announcing the Registrant's              5-6
                  planned expansion into the Orlando, Florida market and an upcoming offering of its Class B common stock.

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